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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: May  27, 1998



                            GOLDEN STAR RESOURCES LTD.
                            --------------------------

             (Exact name of registrant as specified in its charter)



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
CANADA                             000-21708            980101955
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(State or other jurisdiction    (Commission File   IRS Employer
of incorporation)               Number)            Identification No.)

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              1660 Lincoln St., Suite 3000, Denver, Colorado 80264
              ----------------------------------------------------

             (Address of principal executive offices )  (zip code)



                                303-830-9000
            ------------------------------------------------------

             (Registrant's telephone number, including area code)




                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.


  On May 27, 1998, the Registrant announced in a joint press release with Guyanor Ressources S.A. ("Guyanor") that Guyanor and ASARCO Incorporated agreed to terminate their joint venture agreements regarding the Paul Isnard/Eau Blanche and St-Elie/Dieu-Merci gold projects in French Guiana. A copy of the Registrant's press release regarding this matter is attached hereto as an exhibit and incorporated by reference.



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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         GOLDEN STAR RESOURCES LTD.
                                         --------------------------

                                         Registrant



Date   May 27, 1998                      /s/ Louis O. Peloquin
    ---------------                      ---------------------------------------
                                         Louis O. Peloquin, Vice President,
                                         General Counsel and Secretary



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                                 EXHIBIT INDEX



Exhibit             Description of Exhibit
-------             -----------------------


99.1 Registrant's press release, dated May 27,1998 entitled "Attributable Mineralized Inventories Rise following Termination of the Asarco Joint Ventures on the St-Elie and Paul Isnard Projects."



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